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                                                             Exhibit 10.12 (iii)


                                    TERM NOTE
                                                                January 14, 1997
                                                               Chicago, Illinois

$8,500,000


         FOR VALUE RECEIVED, the undersigned, CREDENTIALS SERVICES INTERNATIONAL, INC., a Delaware corporation ("Borrower"), hereby unconditionally promises to pay to the order of LASALLE NATIONAL BANK ("Lender"), at Lender's office at 136 South LaSalle Street, Chicago, IL 60603, or at such other place as Lender may from time to time designate in writing, the principal sum of EIGHT MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($8,500,000). This Term Note is referred to in and was executed and delivered pursuant to that certain Credit Agreement of even date herewith (as amended, restated or otherwise modified from time to time, the "Credit Agreement") between Borrower and Lender, to which reference is hereby made for a statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid. Capitalized terms used herein but not otherwise defined herein are as defined in the Credit Agreement. This Term Note is secured by the Collateral.

         Unless otherwise required to be paid sooner pursuant to the provisions of the Credit Agreement, the principal indebtedness evidenced hereby shall be payable in eleven (11) consecutive installments in the amounts and at the times specified in Section 2.01(b) of the Credit Agreement payable on the last day of each calendar quarter commencing on March 31, 1997 and continuing thereafter until September 30, 1999.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until paid in full at the applicable rate or rates specified in Section 2.11 (a) of the Credit Agreement; provided, however, at the election of Lender, following the occurrence and during the continuance of any Event of Default, Borrower promises to pay to Lender interest on the unpaid principal amount hereof at the applicable rate or rates specified in Section 2.11(c) of the Credit Agreement. Interest shall be payable in arrears on the dates specified in Section 2.11(b) of the Credit Agreement. Interest shall be computed on the basis of a 360 day year for the actual number of days elapsed in the period during which it accrues.

         At the time of each payment or prepayment of principal of the Term Loan, Lender shall make a notation either on the schedule attached hereto and made a part hereof or in Lender's own books and records; provided, however, that the failure of Lender to make such recordation or notation shall not affect the Obligations of Borrower hereunder or under the Credit Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         THIS TERM NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF BORROWER AND LENDER HEREUNDER, SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Whenever possible each provision of this Term Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Term Note. Whenever in this Term Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Term Note shall be binding upon and shall inure to




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the benefit of such successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.

         IN WITNESS WHEREOF, the undersigned has executed this Term Note as of the date first written above.

                                        CREDENTIALS SERVICES INTERNATIONAL, INC.


                                        By:  /s/ Vineet Pruthi
                                          --------------------------------------
                                        Name:  Vineet Pruthi
                                        Title: Chief Financial Officer